UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report     (Date of earliest event reported):         June 4, 1999


                       APPLIED CELLULAR TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                    000-26020
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                            (Commission File Number)

                                   43-1641533
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                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:       561-366-4800

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Item 2.  Acquisition or Disposition of Assets.

         Pursuant to an Agreement of Purchase and Sale, dated as of June 4, 1999, as amended, by and among Applied Cellular Technology, Inc. (the "Registrant"), Intellesale.com, Inc., a subsidiary of the Registrant ("Buyer"), and David Romano and Eric Limont (the "Sellers"), Buyer agreed to purchase all of the issued and outstanding shares of Bostek, Inc. and Micro Components International, Incorporated from the Sellers in consideration for approximately $30,055,000, $10,000,000 of which will be payable in cash at closing, $10,000,000 of which will be payable in stock and the remaining amount will be payable in cash over time. Bostek and Micro Components are engaged in the business of acquiring open-box and off-specification computer equipment and selling such equipment using the internet and other selling channels.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired:

         Audited  combined  financial  statements  of  Bostek,  Inc.  and  Micro
         Components International, Incorporated as of and for the year ended December 31, 1998, and unaudited combined financial statements of Bostek, Inc. and Micro Components International, Incorporated as of and for the three month period ended March 31, 1999, pursuant to Rule 3.05(b) of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.

(b)      Pro forma financial information

         Pro forma financial information, pursuant to Rule 11-01 of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.

(c)      Exhibits.

         99.1 Agreement of Purchase and Sale dated as of June 4, 1999 by and among Intellesale.com, Inc., Applied Cellular Technology, Inc. David Romano and Eric Limont.

         99.2 Amendment No. 1 to the Agreement of Purchase and Sale, dated as of June 9, 1999.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            APPLIED CELLULAR TECHNOLOGY, INC.
                                                       (Registrant)


Date:     June 11, 1999                     By:  /s/ David A. Loppert
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                                                Vice President, Treasurer and
                                                   Chief Financial Officer